ASSET PURCHASE AGREEMENT

      ASSET PURCHASE AGREEMENT ("this Agreement") is made as of December 31, 2003 among LASER FARE, INC., a Rhode Island corporation ("Seller"), INFINITE GROUP, INC., a Delaware corporation (the "Shareholder"); and LFI, INC., a Rhode Island corporation ("Buyer").

                                    RECITALS:

      A. Seller is engaged in the business of (a) laser engraving and (b) manufacturing and assembling medical products (collectively, the "Business"), as well as other business activities.

      B. The Shareholder owns all of the issued and outstanding capital stock of Seller; and

      C. Buyer desires to purchase substantially all of the business and assets of Seller relating to the Business, and Seller and the Shareholder desire that Seller sell such business and assets relating to the Business to Buyer under the terms of this Agreement.

      NOW THEREFORE, in consideration of the mutual promises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                           PURCHASE AND SALE OF ASSETS

      1.1 Assets to be Purchased and Sold. At the Closing (defined in Section 4.1), Seller shall sell and convey to Buyer, and Buyer shall purchase and acquire from Seller, all of the business and tangible and intangible assets of Seller relating to the Business existing and owned by Seller on the Closing Date other than the Excluded Assets (defined in Section 1.2). The assets of Seller to be purchased hereunder (which exclude the Excluded Assets) are referred to as the "Purchased Assets". The Purchased Assets shall include without limitation all goodwill relating to the Business and the following assets and property, and all additions thereto relating to the Business, less dispositions in the ordinary course of business and permitted under this Agreement, before the Closing Date (defined in Section 4.1):

            (a)  all  furniture  and  equipment  and  other  tangible   personal
property, (the "Equipment"), including, without limitation, the items of Equipment described in Exhibit 1.1(a);

            (b)  all  inventory,   including  raw  materials,   work-in-process,
finished goods and packaging materials (the "Inventory");

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            (c) all rights under the contracts,  leases and agreements described or referred to in Exhibit 1.1(c) hereto (the "Operating Agreements"), true and correct copies of which are being delivered to Buyer concurrently with this Agreement;

            (d) all  intellectual  properties,  including,  without  limitation,
trade  secrets,   trademarks,  trade  names,  copyrights  and  other  rights  or registrations, (collectively, the "Intellectual Property");

            (e) all executory or continuing agreements and other contracts or commitments for the procurement of products entered into in the ordinary course of the Business ("Customer Orders"), listed in Exhibit 1.1(d) hereto;

            (f) all lists and records relating to the Business, including lists and records of Seller's present and former customers, vendors, suppliers, and customers (the "Business Records");

            (g) all Licenses (as defined below); and

            (h) all accounts receivable, deposits, pre-paid rent and similar property, and all payments thereunder (collectively, "Accounts Receivable").

      1.2 Excluded Assets. The Purchased Assets shall not include any assets or properties of Seller existing on the Closing Date that are not related to the Business or cash, the name "Laser Fare" or any Internet domain name (the "Excluded Assets").

                                   ARTICLE II
                        LIMITED ASSUMPTION OF LIABILITIES

      2.1 Assumption of Liabilities. At the Closing, Buyer shall assume and be responsible for performance of the executory obligations of Seller under the Operating Agreements and Customer Orders, but only such obligations which are in existence on the Closing Date and under which Seller is not in default at that time (the "Assumed Orders"). On the Payment Date (defined below), Buyer shall assume and be responsible for performance of the obligations of Seller listed in
Exhibit 2.1 (the "Assumed Payables"). The obligations assumed by Buyer pursuant to the Section 2.1 are called the "Assumed Liabilities".

      2.2 Excluded Liabilities. Apart from the Assumed Liabilities, Buyer will neither assume nor have any responsibility for any obligations, liabilities or indebtedness of Seller of any kind. All such obligations, liabilities and indebtedness of Seller, except the Assumed Liabilities, are referred to as the "Excluded Liabilities".


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

                                   ARTICLE III
                           PURCHASE PRICE AND PAYMENT

      3.1 Purchase Price. In addition to the Assumed Liabilities, Buyer shall pay Seller, by wire transfer or bank check on the Payment Date an amount equal to (a) the principal amount and current month's accrued interest thereon, payable as of the Closing Date under Seller's promissory note to First International Bank (the "Bank") dated March 9, 1998 in the original principal amount of $525,000, as amended and restated November 7, 2001 plus (b) the fair market value as of the Closing Date of the Equipment listed in Exhibit 3.1, securing promissory notes of Seller to the Bank dated June 29, 1999 in the original principal amount of $1,260,000 and dated February 13, 1996 in the original principal amount of $1,250,000 respectively (identified by the Bank as # 001-0001-3001181-0001 and # 001-0001-30011-0002, respectively) (the "Purchase
Price"). Seller agrees that it will not modify or amend, or increase any borrowing under, any of such promissory notes.

      3.2 Allocation of Purchase Price. The consideration for the Purchased Assets will be allocated between Seller and among the Purchased Assets as set forth on Exhibit 3.2, which allocation shall be within classes or categories as provided in Section 1060 of the Internal Revenue Code of 1986, as amended. Each of Buyer and Seller agrees that it will adopt and utilize the amounts so allocated for purposes of all federal, state and other tax returns filed by it and it will not voluntarily take any position inconsistent therewith upon examination of any such tax return, in any claim, in any litigation or otherwise with respect to such tax returns. The provisions of this Section 3.2 shall survive the Closing Date without limitation.

      3.3 Payment Date. The Payment Date shall be the date on which the conditions set forth in Sections 8.1 (b) and (h) shall have been satisfied.

                                   ARTICLE IV
                                     CLOSING

      4.1 Closing; Closing Date. The Closing of the purchase and sale of the Purchased Assets provided in this Agreement (the "Closing") shall take place at the offices of Cameron & Mittleman LLP at 10:00 a.m. on December 31, 2003 or at such earlier time and place as the parties may agree. The time and the date of Closing are referred to as the "Closing Date".

                                    ARTICLE V
           REPRESENTATIONS AND WARRANTIES OF SELLER AND SHAREHOLDER

      To induce Buyer to enter into this Agreement and to purchase the Purchased Assets, Seller and the Shareholder, jointly and severally, represent and warrant to Buyer that, except as otherwise known by Clifford G. Brockmyre ("CGB") or Roland Benjamin (together, "Buyer's Principals"):


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

      5.1   Corporate Organization and Authority.

            (a) Seller is a corporation duly organized and validly existing in good standing under the laws of Rhode Island with full corporate power and authority to conduct its business as now conducted, to own its assets and enter into and perform its obligations under this Agreement. Seller's execution, delivery and performance of this Agreement and the sale to Buyer of the Purchased Assets have been duly authorized by all requisite corporate action on the part of Seller. This Agreement constitutes, and all bills of sale, assignments, agreements and other instruments and documents to be executed and delivered by Seller hereunder will constitute, Seller's legal, valid and binding obligations, enforceable against Seller in accordance with their respective terms.

            (b) The Shareholder is a corporation duly organized and validly existing in good standing under the laws of Delaware with full corporate power and authority to conduct its business as now conducted, to own its assets and enter into and perform its obligations under this Agreement. The Shareholder's execution and delivery and performance of this Agreement have been duly authorized by all requisite corporate action on the part of the Shareholder. This Agreement constitutes, and all documents and instruments to be executed and delivered by the Shareholder hereunder will constitute, the Shareholder's legal, valid and binding obligations, enforceable against the Shareholder in accordance with their respective terms.

      5.2   Subsidiaries, Foreign Qualification and Ownership.

            (a) Seller has no subsidiaries and no other equity investments in any other corporation, partnership or other business entity. Seller is not required to qualify to transact business as a foreign corporation in any jurisdiction.

            (b) Seller's authorized capital stock consists of 2,000 shares of no par value common stock, of which 1,173 shares have been duly authorized for issuance, have been validly issued and are outstanding, are fully paid and non-assessable, and are owned of record and beneficially by the Shareholder.

      5.3   Absence of Conflicts and Consent Requirements.

            (a) Seller's execution and delivery of this Agreement and performance of its obligations hereunder will not (i) conflict with, violate or result in any breach or default or, with notice or lapse of time constitute a default, under (A) Seller's Articles of Incorporation or Bylaws, or (B) any mortgage, indenture, agreement, instrument or other contract to which Seller is a party or by which Seller or its property is bound, (ii) result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any assets or properties of Seller, or (iii) violate any judgment, order, decree, law, statute, regulation or other judicial or governmental restriction to which Seller or any of its assets is subject or by which it is bound. Except as set


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

forth in Exhibit 5.3 hereto, Seller's execution and delivery of this Agreement and performance of its obligations hereunder, including the sale of the Purchased Assets, will not require the consent of, or any prior filing with or notice to, any governmental authority, lender or other third party, and any such consent, filing or notice will be received or delivered, as the case may be, on or prior to the Closing Date.

            (b) The Shareholder's execution and delivery of this Agreement and performance of its obligations hereunder will not (i) conflict with, violate or result in any breach or default or, with notice or lapse of time constitute a default, under (A) the Shareholder's Certificate of Incorporation or Bylaws, or
(B) any mortgage, indenture, agreement, instrument or other contract to which the Shareholder is a party or by which the Shareholder or its property is bound,
(ii) result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the purchased assets, or (iii) violate any judgment, order, decree, law, statute, regulation or other judicial or governmental restriction to which the Shareholder or any of its assets is subject or by which it is bound. Except as set forth in Exhibit 5.3 hereto, the Shareholder's execution and delivery of this Agreement and performance of its obligations hereunder, will not require the consent of, or any prior filing with or notice to, any governmental authority, lender or other third party, and any such consent, filing or notice will be received or delivered, as the case may be, on or prior to the Closing Date.

      5.4 Financial Statements. Seller has delivered to Buyer true and correct copies of the unaudited balance sheet for the period ended ___________, 2003 (the "Current Balance Sheet") and its related statements of income and retained earnings and cash flows (the "Financial Statements"). The Financial Statements
(a) present fairly the financial position of Seller at the periods then ended and the results of its operations and cash flows for the periods then ended, (b) have been prepared in accordance with GAAP consistently applied, (c) show all material liabilities, absolute and contingent, of Seller required to be shown by generally accepted accounting principles ("GAAP") and (d) contain no misrepresentations, misstatements or omissions of material facts.

      5.5 Absence of Certain Changes. Since the date of the Current Balance Sheet, there has not been any material adverse change in the financial position of Seller or in the results of its operations or to its assets, properties or business.

      5.6   Title to Assets.

            (a) Contract Rights. The rights of Seller under the Operating Agreements and the Customer Orders are valid and enforceable by Seller and will, at the Closing, be validly assigned to and thereupon enforceable by Buyer, in each case in accordance with their respective terms. Neither Seller nor any of the other parties thereto is in default in any material respect (nor does any


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

circumstance exist which, with notice or the passage of time or both, would result in such a default) under any of the Operating Agreements or Customer Orders, and the assignment by Seller of its rights thereunder to Buyer will not violate the terms thereof.

            (b) Purchased  Assets.  Except for security  interests  described in
Exhibit 5.6 (the "UPS Security Interests") which UPS Security Interests shall be released and terminated prior to the Payment Date, Seller has good and marketable title to the Purchased Assets, free and clear of all liens, claims, security interests and encumbrances and has the right to convey the Purchased Assets to Buyer. At the Closing, Seller shall have conveyed to Buyer good and marketable title to the Purchased Assets free and clear of all liens, claims, security interests and encumbrances except the UPS Security Interest, and Seller will warrant and defend the title to the Purchased Assets in Buyer against the lawful claims of all persons whomsoever. The Purchased Assets described in
Exhibit 8.1(b) are owned free and clear of any lien or security interest granted by the Shareholder, and the representations in this sentence shall not be limited by any knowledge of the Principals.

      5.7 Loss Contingencies. There are no claims, actions, suits or other proceedings pending, or to the knowledge of Seller threatened, against Seller or any of the Purchased Assets before any court, agency or other judicial, administrative or other governmental body or arbitrator, and to Seller's knowledge, no state of facts exists which would be likely to give rise to any such claim, action, suit or other proceeding.

      5.8 Compliance With Law. Seller has complied with, and is in compliance with, all laws, statutes, regulations, rules and other requirements of any governmental authority applicable to Seller, its assets and properties and the conduct of its business. The permits and licenses (the "Licenses") listed in
Exhibit 5.8 are the only licenses, permits or authorizations of any governmental authority required in connection with Seller's business. All of the Licenses are in full force and effect.

      5.9   Taxes.

            (a) Returns and Payment of Taxes. All Federal, state and local income, excise or franchise tax returns, real estate and personal property tax returns, sales and use tax returns and all other tax returns required to be filed on or prior to the Payment Date by Seller with all taxing authorities have been or prior to the Payment Date will have been filed. All amounts shown to be due and payable on such returns, all other taxes, duties and other governmental charges payable by Seller or imposed upon any of the Purchased Assets and for the payment of which there may arise any lien upon the Purchased Assets sold hereunder subsequent to such sale, and all deficiencies, assessments, penalties and interest with respect thereto, in each case due and payable on or before the Closing Date, have been or prior to the Closing Date will have been paid.

            (b) Sales, Use and Excise Taxes. All sales, use and excise taxes collectible with respect to all transactions connected with Seller's business


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

through the Closing Date have been or will be collected, all amounts due in connection therewith to state and local revenue authorities have been or will be remitted to the appropriate authorities, and no lien or claim with respect thereto will be asserted by such authorities before or after the Closing Date.

            (c) Withholding of Taxes. There has been withheld or collected from each payment made to each employee of Seller the amount of all taxes (including without limitation federal income taxes, Federal Insurance Contributions Act taxes, and state and local income, payroll and wage taxes) required to be withheld or collected therefrom prior to the date hereof and the same have been paid to the proper tax depositories or collecting authorities. Seller shall withhold, collect and pay all such amounts required during the period between the date hereof and the Payment Date.

      5.10 Employee Benefit Plans. Buyer, by reason of the transactions contemplated by this Agreement, will not incur any claims, losses, damages, costs, and expenses with respect to or in connection with any pension, welfare, fringe, or other employee benefit plan maintained or contributed to by Seller or any predecessor that provides or provided benefits to any current or former employees or other parties who performed services for Seller (or their beneficiaries or dependents).

      5.11 Employee Relations. To Seller's knowledge, no officer or employee of Seller is subject to any agreement with any other person or entity which requires such officer or employee to keep confidential any trade secrets, proprietary data, customer lists or other business information or which restricts such officer or employee from engaging in competitive activities or solicitation of customers.

      5.12 Prospective Changes. Except as described in Exhibit 5.12 hereto, neither Seller nor the Shareholder knows of any impending changes in its assets, liabilities, relations with employees, competitive situation or relations with its suppliers or customers, or in any governmental actions or regulations affecting the Business, which, if they occur, could have a material adverse effect on the Business.

      5.13 Products. There are no orders, decrees, statements, citations or decisions by any court or governmental or regulatory body, or other claim pending or threatened that any product, procured, sold or distributed by Seller within the last five (5) years is defective or fails to meet in any material respect any standards promulgated by any such governmental or regulatory body. There have been no recalls ordered by any such governmental or regulatory body with respect to any such product.

      5.14 No Material Misstatements or Omissions. The representations and warranties of Seller in this Agreement do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein not misleading.


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      5.15 Continued Representations. Each of the representations and warranties contained in this Article V or in any certificate or document delivered pursuant to the provisions of this Agreement, shall be true and correct upon and as of the Closing Date and the Payment Date as though such representations and warranties were made at and as of the Closing Date and the Payment Date, all of which shall be deemed to be restated and fully applicable on and as of the Closing Date.

                                   ARTICLE VI
                   REPRESENTATIONS AND WARRANTIES OF BUYER

      To induce Seller to enter into this Agreement and to sell the Purchased Assets, Buyer hereby represents and warrants to the Seller that:

      6.1 Corporate Organization and Authority. Buyer is a corporation duly organized and validly existing in good standing under the laws of Rhode Island, with full corporate power and authority to conduct its business as now conducted and to enter into and perform its obligations under this Agreement. Buyer's execution, delivery and performance of this Agreement and its acquisition of and payment for the Purchased Assets have been duly authorized by all requisite corporate action on the part of Buyer and this Agreement constitutes, and all agreements and other instruments and documents to be executed and delivered by Buyer hereunder will constitute, Buyer's legal, valid and binding obligations, enforceable against Buyer in accordance with its terms.

      6.2 Absence of Conflicts and Consent Requirements. Buyer's execution and deliver of this Agreement and performance of its obligations hereunder, including the purchase of and payment for the Assets hereunder, do not and will not conflict with, violate or result in any breach or default or, with notice or lapse of time, or both, constitute a default, under Buyer's Articles of Incorporation or Bylaws or any mortgage, indenture, agreement, instrument or other contract to which Buyer is a party or any judgment, order, decree, law, statute, regulation or other judicial or governmental restriction to which Buyer is subject. Buyer's execution and delivery of this Agreement and performance of its obligations hereunder, including the purchase of and payment for the Purchased Assets, do not and will not require the consent of, or any prior filing with or notice to, any governmental authority or other third party.

      6.3 Continued Representations. Each of the foregoing representations and warranties contained in Article VI or in any certificate or document delivered by Buyer pursuant to the provisions of this Agreement, shall be true and correct upon and as of the Closing Date and the Payment Date as though such representations and warranties were made at and as of the Closing Date and the Payment Date, all of which shall be deemed to be restated and fully applicable on and as of the Closing Date and the Payment Date.


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                                   ARTICLE VII
                        CERTAIN COVENANTS AND AGREEMENTS

      7.1   Conduct Prior to Closing.

            (a) Ordinary Course of Business. Through the Closing Date, unless Buyer otherwise, consents in writing, Seller will not and the Shareholder will not permit Seller to, conduct the Business, except in the ordinary course, will not dispose of any of the Equipment, will not enter into any contract, lease, agreement, transaction or arrangement which, if existing on the date hereof, would be required to be disclosed herein in response to any of the representations or warranties set forth in Article V hereof, and will not take any other action which would cause any representation or warranty made in
Article V hereof to be incorrect in any material respect if such representation or warranty were made on any date through the Closing Date.

            (b) Access. Through the Closing Date, Seller and the Shareholder shall give Buyer and its agents, lenders, attorneys and representatives full access to such of its properties, books, records and documents as Buyer may reasonably request.

            (c) Press  Releases  and  Announcements.  Through the Payment  Date,
Buyer and Seller will cooperate in the preparation and dissemination of any press releases, announcements and other disclosures to others relating to the transactions contemplated hereby, and neither party shall make any such press releases, announcements or other disclosures, without the prior written consent of the other party; provided, however, that this section shall not preclude either party from making any disclosure as to the transactions contemplated hereby which the disclosing party reasonably believes is required by applicable law or is necessary in order to obtain any third-party consent or approval to the transactions contemplated by this Agreement.

            (d) Buyer's Conduct of the Business. Through the Payment Date, unless Seller and the Shareholder otherwise consent in writing, Buyer will not conduct the Business except in the ordinary course, will not dispose of any of the Equipment, will not enter into any contract, lease, agreement, transaction or arrangement not in the ordinary course of Business, and will not take any other action which would cause any representation or warranty made in Article VI hereof to be incorrect in any material respect if such representation or warranty were made on any date through the Closing Date and the Payment Date. Through the Payment Date, Buyer will not declare any dividends on its capital stock or any cash bonuses or other distributions to any employee or representative of Buyer except in the ordinary course of Business or as otherwise expressly authorized in writing by Seller and Shareholder.

      7.2 Seller's Employees. Concurrently with or prior to the Closing, Buyer may offer employment to Seller's employees currently engaged in the Business (and only such employees) on such terms and conditions as Buyer may deem appropriate in its sole discretion. In no event shall Buyer be or become liable


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to Seller or its  employees on account of wages,  vacation pay,  severance  pay, benefit or any other matter relating to or arising in connection with such employees' employment by Seller or the Shareholder, except as expressly included in the Assumed Liabilities.

      7.3 Further Assurances. Each of Seller and Buyer agrees that at any time and from time to time it will promptly execute and deliver to the other such further assurances, instruments and documents and take such further action as the other may reasonably request in order to carry out the full intent and purpose of this Agreement.

      7.4 Fees, Expenses and Sales Taxes. Whether or not the transactions contemplated by this Agreement are consummated, Seller, Buyer, and the
Shareholder shall each pay its or his own fees and other costs or expenses incident to the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby, including the fees and expenses of its or her own counsel, accountants, appraisers and other experts.

      7.5 No Brokers. Each of Seller and Buyer represents that no broker or finder has been involved or engaged by it in connection with the transactions contemplated hereby.

                                  ARTICLE VIII
                              CONDITIONS TO CLOSING

      8.1 Conditions to Buyer's Obligations. The obligations of Buyer to complete the Closing are contingent upon the fulfillment of each of the following conditions on or before the Closing Date or the Payment Date, as the case may be, except to the extent that Buyer may, in its absolute discretion, waive in writing any one or more thereof, in whole or in part:

            (a) Bringdown. The representations and warranties of Seller and the Shareholder set forth in this Agreement shall be true and correct in all material respects on the Closing Date and the Payment Date with the same force and effect as though made on the Effective Date; all terms, covenants and conditions to be complied with and performed by Seller and the Shareholder under this Agreement on or before the Closing Date and/or the Payment Date shall have been duly complied with and duly performed; and Seller and the Shareholder shall have delivered to Buyer at Closing a certificate, dated the Closing Date or the Payment Date as the case may be, to such effect;

            (b) The Shareholder shall have delivered written confirmation acceptable to Buyer that the equipment described in Exhibit 8.1(b), is, and has been at least since December, 31, 2001, owned by Seller, free and clear of all liens, claims and encumbrances of every kind, whatsoever except UPS Security Interests, but free and clear of security interests granted to Laurus Master

Fund, Ltd. by the Shareholder. The parties expressly agree and acknowledge that such equipment is included in the Purchased Assets to be sold to Buyer hereunder;

            (c) Instruments of Transfer. Seller shall have delivered to Buyer such assignments, bills of sale, certificates of title, and other instruments of transfer, all in form reasonably satisfactory to Buyer, as are necessary to fully and effectively convey to Buyer all of the Purchased Assets in accordance with the terms hereof;

            (d)  Consents;  Estoppel  Certificates.  The  consents  described in
Exhibit 5.3 hereto, and all other consents required for Seller to perform its obligations hereunder, shall have been obtained in form and substance reasonably satisfactory to Buyer. Buyer shall have received estoppel certificates in form and substance reasonably satisfactory to Buyer from each of the parties to the Operating Agreements and Customer Orders;

            (e) No Adverse Proceedings. No action, suit or proceeding before any court or governmental or regulatory authority shall have been commenced, no investigation by any governmental or regulatory authority shall have been commenced, and no action, suit or proceeding by any governmental or regulatory authority shall have been threatened, against any of the parties to this Agreement, or any of the principals, officers or directors of any of them, or any of the Purchased Assets seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions or seeking damages in connection with any of such transactions.

            (f) Seller Closing Deliveries. Seller shall have provided to Buyer on or before the Closing Date or the Payment Date, as applicable, the following:

                  (i) a good standing certificate issued by the Secretary of State of Rhode Island;

                  (ii) certified copies of resolutions of the Shareholder and board of directors of Seller authorizing the execution, delivery and performance by Seller of this Agreement, the conveyance of the Purchased Assets and the transactions contemplated hereby;

                  (iii) UCC-11 Information Statements from all relevant jurisdictions relating to the existence of any Uniform Commercial Code financing statements and any statements of assignment thereof with respect to the Purchased Assets and shall cause its counsel to provide a report of such search to Buyer at the Closing;

                  (iv) copies of all required notices to appropriate taxing authorities with respect to the sale of the Purchased Assets and evidence of payment of all required taxes, together with tax lien releases or waivers to enable the Purchased Assets to be sold hereunder to the Buyer free and clear of all liens and encumbrances; and

                  (iv) all information reasonably requested by Buyer;

            (g) Indemnification Agreement. Seller and the Shareholder shall have delivered to CGB an Indemnification Agreement in form and substance satisfactory to him, under which Seller and the Shareholder agree to indemnify and hold harmless CGB against and from all liability of CGB to Rhode Island Industrial Facilities Corporation, UPS Capital Business Credit (f/k/a First International
Bank) or any of their respective successors or assigns.

            (h) UCC Termination Statements. Seller shall have delivered to Buyer written evidence satisfactory to Buyer that all security interests in and liens against the Purchased Assets, including the UPS Security Interests, have been released and terminated.

            (i) Other Assurances. Each of Seller and the Shareholder shall have delivered to Buyer such other and further certificates, assurances and documents as Buyer may reasonably request in order to evidence the accuracy of Seller's and the Shareholder's representations and warranties, the performance of its covenants and agreements to be performed at or prior to the Closing, and the fulfillment of the conditions to Buyer's obligations.

      8.2 Conditions to Seller's Obligations. The obligations of Seller to complete the Closing are contingent upon the fulfillment of each of the following conditions on or before the Closing Date or the Payment Date as the case may be, except to the extent that Seller may, in its absolute discretion, waive any one or more thereof in whole or in part:

            (a) Bringdown. The representations and warranties of Buyer set forth in the Agreement shall be true and correct in all material respects on the Closing Date or the Payment Date, as applicable, with the same force and effect as though made on the Closing Date or the Payment Date, as applicable; all terms, covenants and conditions to be complied with and performed by Buyer under this Agreement on or before the Closing Date or Payment Date, as applicable, shall have been duly complied with and duly performed; and Buyer shall have delivered to Seller at Closing a certificate, dated the Closing Date or Payment Date, as applicable, to such effect.

            (b) Corporate Approval. Buyer shall have delivered to Seller copies of any resolutions approving the transactions contemplated by this Agreement, certified by the Secretary of the Buyer.

            (c) No Adverse Proceedings. No action, suit or proceeding before any court or governmental or regulatory authority shall have been commenced, no investigation by any governmental or regulatory authority shall have been commenced, and no action, suit or proceeding by any governmental or regulatory authority shall have been threatened, against any of the parties to this Agreement, or any of the principals, officers or directors of any of them, or any of the Purchased Assets seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions or seeking damages in connection with any of such transactions.

            (d) CGB Agreement. By written agreement, effective as of the Payment Date, CGB shall have (i) acknowledged and approved in writing the assumption by Buyer of the agreements and obligations of Seller and/or the Shareholder to CGB listed in Exhibit 8.2(d) and (ii) released Seller and the Shareholder on account of all liability under such agreements and obligations.

            (e) Other  Assurances.  Buyer  shall have  delivered  to Seller such other and further certificates, assurances and documents as Seller may reasonably request in order to evidence the accuracy of Buyer's representations and warranties, the performance of its covenants and agreements to be performed at or prior to the Closing, and the fulfillment of the conditions to Seller's obligations.

      8.3 Payment of Purchase Price and Assumption of Obligations. On the Payment Date, Buyer shall pay the Purchase Price to Seller, and shall assume the Assumed Liabilities.

                                   ARTICLE IX
                         TERMINATION; RIGHTS TO PROCEED

      9.1 Termination. At any time prior to the Closing, this Agreement may be terminated as follows:

            (a) by mutual written  consent of all the parties to this Agreement;
or

            (b) at the election of the affected party, whether Buyer or Seller, subject to the limitations contained in Section 11.5, if any of the conditions to its obligations set forth in Article VIII of this Agreement has not been satisfied at or prior to the Closing, by written notice given to the other and setting forth such conditions which have not been so satisfied.

      9.2 Effect of Termination. All obligations of the parties hereunder shall cease upon any termination pursuant to Section 9.1; provided, however that nothing herein shall relieve any party from any liability or a material error or omission in any of its representations or warranties contained herein or a material failure to comply with any of its covenants, conditions or agreements contained herein.

                                    ARTICLE X
                RIGHTS AND OBLIGATIONS SUBSEQUENT TO CLOSING

      10.1 Survival of Representations and Warranties. All representations, warranties, agreements, covenants and obligations herein or in any schedule, exhibit, certificate or financial statement delivered by any party or the other party incident to the transaction contemplated hereby are material, shall be deemed to have been relied upon by the other party and shall survive the Closing regardless of any investigation and shall not merge in the performance of any obligation by either party hereto.

      10.2 Collection of Assets. Seller agrees that it will promptly transfer or deliver to Buyer from time to time, any cash or other property that Seller may receive with respect to any claims, contracts, licenses, leases, commitments, sales orders, purchase orders, receivables of any character or any other items included in the Purchased Assets.

      10.3 Payment of Obligations. Seller shall pay, and the Shareholder shall cause Seller to pay, all of the Excluded Liabilities in the ordinary course of business as they become due.

                                   ARTICLE XI
                                 INDEMNIFICATION

      11.1 Indemnification of Buyer by Seller and the Shareholder. Seller and the Shareholder, jointly and severally, shall indemnify and hold Buyer, Buyer's Principals and its and their attorneys, affiliates, representatives, agents, officers, directors, successors or assigns harmless from and against any liability, loss, cost, expense, judgment, order, settlement, obligations, deficiency, claim, suit, proceeding (whether formal or informal), investigation, Lien or other damage, including, without limitation, reasonable attorneys' fees and expenses (collectively, "Damages"), resulting from, arising out of or incurred with respect to:

            (a) a breach of any representation, warranty, covenant or agreement of Seller or the Shareholder contained herein, including, without limitation, agreements under Article XIII hereof; or

            (b)   the Excluded Liabilities.

      11.2 Indemnification of Seller. Buyer shall indemnify and hold Seller and its attorneys, affiliates, representatives, agents, officers, directors, successors or assigns, harmless from and against any Damages resulting from, arising out of, or incurred with respect to:

            (a) a breach of any representation, warranty, covenant or agreement by Buyer contained herein; or

            (b)   the Assumed Liabilities.

                                   ARTICLE XII
                                 NON-COMPETITION

      12.1  In  consideration   of  Buyer's   consummation  of  the  transaction
contemplated by this Agreement, and as a material inducement to Buyer to enter into this Agreement, Seller and the Shareholder covenant and agree as follows:

            (a) During the period beginning on the Closing Date and ending on the second anniversary of the Closing Date (the "Noncompete Period"), neither Seller nor the Shareholder will at any time, in any capacity, directly or indirectly, do any of the following: (i) be a Competing Organization or provide any management, consulting, financial, administrative or other service to any Competing Organization, including, without limitation, participating directly or indirectly as an officer, director, stockholder (excluding a less than 1% stockholder in a publicly held corporation), member, operator, sole proprietor, independent contractor, consultant, franchisor, franchisee, owner, employee, agent, representative or partner of, or having any direct or indirect financial interest (including, without limitation, the interest of a creditor) in, any Competing Organization, or (ii) knowingly allow Seller's name or any derivation thereof to be used by any Competing Organization. "Competing Organization" will include any individual, corporation, partnership, joint venture, limited liability company, organization, business or other enterprise (A) located or doing business anywhere in the United States (the "Geographic Area"), and (B) then engaged in or about to become engaged in, a business identical to or similar to the Business.

             (b) During the Noncompete Period, neither Seller nor the Shareholder will at any time in any capacity, directly or indirectly, (i) induce or attempt to induce any employee (including leased employees) of Buyer or any of its Affiliates to leave their employ, or otherwise solicit the employment of any such employee of Buyer or any of its Affiliates, hire any such employee or in any way interfere with the relationship between Buyer or any of its Affiliates and any of such employees, (ii) induce or attempted to induce any customer, supplier, licensee, licensor, franchisee, or other business relation of either Buyer or any of its Affiliates to cease doing business with them or in any way interfere with the relationship between Buyer or any of its Affiliates and any of their respective customers or business relations, or (iii) solicit the business of any then existing customer of Buyer or any of its Affiliates relating to the Business.

            (c) If, at the time of  enforcement of any of the provisions of this
Article XII, a court of competent jurisdiction holds that the restrictions stated in Article XII are unreasonable under the circumstance then existing or are otherwise illegal, invalid or unenforceable in any respect by reason of its duration, definition of Geographic Area or scope of activity, or any other reason, the parties agree that the maximum period, scope or geographical area reasonable or otherwise enforceable under such circumstances will be substituted for the state period, scope or area.

            (d) Without limiting any of Buyer's rights under this Agreement, the parties hereto acknowledge that Buyer will be entitled to enforce its rights under this Article XII specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provisions of this
Article XII and to exercise all other rights existing in its favor. The parties acknowledge and agree that the breach of any term or provision of this Article XII by Seller or the Shareholder will materially and irreparably harm Buyer, that money damages will accordingly not be an adequate remedy for any breach of the provisions of this Article XII by Seller or the Shareholder and that Buyer in its sole discretion and in addition to any other remedies it may have at law or in equity may apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Article XII.

      12.2  In  consideration  of  Seller's   consummation  of  the  transaction
contemplated by this Agreement, and as a material inducement to Seller to enter into this Agreement, Buyer and the Principals covenant and agree as follows:

            (a) During the Non-Compete Period, neither Buyer nor the Principals will at any time, in any capacity, directly or indirectly, do any of the following: (i) be a Seller Competing Organization or provide any management, consulting, financial, administrative or other service to any Seller Competing Organization, including, without limitation, participating directly or indirectly as an officer, director, stockholder (excluding a less than 1% stockholder in a publicly held corporation), member, operator, sole proprietor, independent contractor, consultant, franchisor, franchisee, owner, employee, agent, representative or partner of, or having any direct or indirect financial interest (including, without limitation, the interest of a creditor) in, any Seller Competing Organization, or (ii) knowingly allow Seller's name or any derivation thereof to be used by any Seller Competing Organization. "Seller Competing Organization" will include any individual, corporation, partnership, joint venture, limited liability company, organization, business or other enterprise (A) located or doing business anywhere in the United States (the "Geographic Area"), and (B) then engaged in or about to become engaged in, the business now conducted by Seller, other than the Business.

             (b) During the Noncompete Period except as contemplated by this Agreement, neither Buyer nor the Principals will at any time in any capacity, directly or indirectly, (i) induce or attempt to induce any employee (including leased employees) of Seller or any of its Affiliates to leave their employ, or otherwise solicit the employment of any such employee of Seller or any of its Affiliates, hire any such employee or in any way interfere with the relationship between Seller or any of its Affiliates and any of such employees, (ii) induce or attempted to induce any customer, supplier, licensee, licensor, franchisee, or other business relation of either Seller or any of its Affiliates to cease doing business with them or in any way interfere with the relationship between Seller or any of its Affiliates and any of their respective customers or business relations, or (iii) solicit the business of any then existing customer of Seller or any of its Affiliates relating to Seller's business other than the Business.

            (c) If, at the time of  enforcement of any of the provisions of this
Article XII, a court of competent jurisdiction holds that the restrictions stated in Article XII are unreasonable under the circumstance then existing or are otherwise illegal, invalid or unenforceable in any respect by reason of its duration, definition of Geographic Area or scope of activity, or any other reason, the parties agree that the maximum period, scope or geographical area reasonable or otherwise enforceable under such circumstances will be substituted for the state period, scope or area.

            (d) Without limiting any of Seller's rights under this Agreement, the parties hereto acknowledge that Seller will be entitled to enforce its rights under this Article XII specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provisions of this Article XII and to exercise all other rights existing in its favor. The parties acknowledge and agree that the breach of any term or provision of this
Article XII by Buyer or the Principals will materially and irreparably harm Seller, that money damages will accordingly not be an adequate remedy for any breach of the provisions of this Article XII by Buyer or the Principals and that Seller in its sole discretion and in addition to any other remedies it may have at law or in equity may apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Article XII.

                                  ARTICLE XIII
                            PAYMENT DATE TERMINATION

      13.1 Termination. In the event the Payment Date has not occurred on or before February 15, 2004, or such later date, not later then March 15, 2004, as Buyer may designate (the "Termination Date"), the parties agree that any and all obligations of Buyer, CGB and/or Roland Benjamin to Seller and/or the Shareholder under or in connection with this Agreement and the transactions contemplated hereby (collectively, "Buyer's Obligations") shall terminate and be of no force or effect in the same manner as if this Agreement had not been executed and delivered. The Shareholder and Seller expressly acknowledge and agree that in no event shall Buyer, CGB and/or Roland Benjamin have any liability on account of the Assumed Liabilities in the event of termination in accordance with this Section 13.1.

      13.2  Reconveyance; Assumption.

            (a) On the  Termination  Date,  Buyer shall  transfer  and assign to
Seller: (i) the Purchased Assets, except those sold, transferred or converted to cash in the ordinary course of business since the Closing Date; (ii) all customer orders in existence as of such date, including all Assumed Orders to the extent not then completed; and (iii) all accounts receivable and inventory of Buyer owned as of such date. Such transfer and assignment shall be without representation or warranty of any kind whatsoever except Buyer shall warrant that title to such property will be free of liens and encumbrances created by Buyer.

            (b) Seller and the Shareholder, jointly and severally, agree to (i) pay Buyer on the Termination Date an amount equal to (A) all liabilities and indebtedness of every kind whatsoever of Buyer arising in connection with the formation and organization of Buyer and the conduct of Buyer's business and (B) all capital contributions made to Buyer and (ii) assume in writing on the Termination Date all customer orders, including all Assumed Order to the extent not then completed and similar obligations of Buyer.

            (c) The provisions of Sections 11.1 and 13.2 shall survive the termination of this Agreement pursuant to Section 13.1.

                                   ARTICLE XIV
                                  MISCELLANEOUS

      14.1 Merger Clause. This Agreement contains the final, complete and exclusive statement of the agreement between the parties with respect to the transactions contemplated herein and all prior or contemporaneous written or oral agreements with respect to the subject matter hereof are merged herein.

      14.2 Amendments. No change, amendment, qualification or cancellation hereof shall be effective unless in writing and executed by each of the parties hereto by their duly authorized officers.

      14.3 Benefits and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Buyer may form a wholly-owned subsidiary or other business entity for the purpose of assuming all of Buyer's rights and obligations under this Agreement.

      14.4 Notices. All notices, requests and demands and other communications hereunder must be in writing and shall be deemed to have been duly given when personally delivered, or when place in the United States Mails and forwarded by Registered or Certified Mail, return receipt requested, postage prepaid, or delivered pre-paid by a nationally recognized courier service, addressed to the party to whom such notice is being given at the following addresses:

            If to Seller or the Shareholder:

                  Infinite Group, Inc.
                  595 Blossom Road
                  Suite 309
                  Rochester, New York 14610

                  Attention:  Michael Smith, President

            If to Buyer:

                  LFI, Inc.
                  c/o Clifford G. Brockmyre
                  7 Industrial Drive South
                  Smithfield, Rhode Island 02917

Any party may change the address(es) to which notices to it are to be sent by giving notice of such change to the other parties in accordance with this Section.

      14.5 Captions. The captions are for convenience of reference only and shall not be construed as a part of this Agreement.

      14.6 Governing Law. This Agreement shall be construed, interpreted, enforced and governed by and under the laws of Rhode Island.

      14.7 Exhibits. All of the Exhibits hereto referred to in this Agreement are hereby incorporated herein by reference and shall be deemed and construed to be a part of this Agreement for all purposes.

      14.8 Severability. The invalidity or unenforceability of any one or more phrases, sentences, clauses or provisions of this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement or any part thereof.

      14.9 Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument.

      14.10 Time. Time is of the essence of this Agreement and all of its terms and conditions.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, Seller, the Shareholder and Buyer have each executed this Agreement or caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

                                          LASER FARE, INC.


                                          By:
                                             -----------------------------
                                              President

                                          INFINITE GROUP, INC.


                                          By:
                                             -----------------------------
                                              President

                                          LFI, INC.


                                          By:
                                             -----------------------------
                                               President